(NYSE Listed: PPO) First Quarter 2015 Supplemental Financial Information Exhibit 99.1

These materials include "forward-looking statements." All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials, including the risks outlined under the caption entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission, will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the ability to consummate the proposed transactions with 3M Company (“3M”) and Asahi Kasei Corporation (“Asahi Kasei”); the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing processes; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions contained in our senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; lithium market demand not materializing as anticipated; the absence of expected returns from the intangible assets we have recorded; natural disasters, epidemics, terrorist acts and other events beyond our control; and cyber risk and failure to maintain the integrity of our information technology networks and systems. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials or the risk factors set forth above to reflect new information, future events or otherwise, except as may be required under federal securities laws. Forward-Looking Statements 2

3 Segment Results (1) Segment Operating Income represents non-GAAP financial information. Refer to Exhibit B for a reconciliation of Segment Operating Income to Income Before Income Taxes. (unaudited, in millions) Sales April 4, 2015 March 29, 2014 Change Energy storage: Electronics and EDVs 20.7$ 30.1$ (31.2%) Transportation and industrial 69.3 79.1 (12.4%) Total 90.0 109.2 (17.6%) Separations media: Healthcare 28.5 32.1 (11.2%) Filtration and specialty 19.4 19.7 (1.5%) Total 47.9 51.8 (7.5%) ` Total 137.9$ 161.0$ (14.3%) Segment Operating Income (1) Electronics and EDVs - $ (1.9)$ 3.1$ (161.3%) % sales (9.2%) 10.3% Transportation and industrial - $ 14.6 17.0 (14.1%) % sales 21.1% 21.5% Separations media - $ 16.5 17.7 (6.8%) % sales 34.4% 34.2% Corporate and other - $ (9.0) (8.4) (7.1%) % sales (6.5%) (5.2%) Segment operating income 20.2$ 29.4$ (31.3%) Segment operating income % 14.6% 18.3% Three Months Ended

4 First Quarter 2015 Results (1) Please see Exhibit A for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments (1) Adjusted Net sales 137.9$ -$ 137.9$ Cost of goods sold 88.6 - 88.6 Gross profit 49.3 - 49.3 Selling, general and administrative expenses 33.4 (4.3) a,c 29.1 Operating income 15.9 4.3 20.2 Other (income) expense: Interest expense, net 3.2 - 3.2 Foreign currency and other (10.5) 10.3 b (0.2) Integrated sale transactions expenses 3.0 (3.0) d - (4.3) 7.3 3.0 Income before income taxes 20.2 (3.0) 17.2 Income taxes 5.5 (0.6) e 4.9 Net income 14.7 (2.4) 12.3 Net income attributable to noncontrolling interest 0.3 - 0.3 Net income attributable to Polypore International, Inc. 14.4$ (2.4)$ 12.0$ Net income attributable to Polypore International, Inc. per share - diluted 0.32$ (0.06)$ 0.26$ Weighted average shares outstanding - diluted 45.4 45.4 Three Months Ended April 4, 2015

5 First Quarter 2014 Results (1) Please see Exhibit A for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments (1) Adjusted Net sales 161.0$ -$ 161.0$ Cost of goods sold 102.5 - 102.5 Gross profit 58.5 - 58.5 Selling, general and administrative expenses 36.1 (7.0) a,c 29.1 Operating income 22.4 7.0 29.4 Other (income) expense: Interest expense, net 9.6 - 9.6 Foreign currency and other 0.7 (0.9) b (0.2) 10.3 (0.9) 9.4 Income before income taxes 12.1 7.9 20.0 Income taxes 3.4 2.7 e 6.1 Net income 8.7 5.2 13.9 Net income attributable to noncontrolling interest 0.3 - 0.3 Net income attributable to Polypore International, Inc. 8.4$ 5.2$ 13.6$ Net income attributable to Polypore International, Inc. per share - diluted 0.18$ 0.12$ 0.30$ Weighted average shares outstanding - diluted 45.4 45.4 Three Months Ended March 29, 2014

6 EXHIBITS

7 Exhibit A (unaudited, in millions) Description of adjustments Three Months Ended April 4, 2015 March 29, 2014 a Stock-based compensation (2.8)$ (5.4)$ b Foreign currency gain (loss) 10.3 (0.9) c Litigation costs associated with patent enforcement (1.5) (1.6) d Integrated sale transactions expenses (3.0) - e Impact of above adjustments on income taxes (0.6) 2.7

8 Exhibit B Reconciliation of Segment Operating Income (unaudited, in millions) April 4, 2015 March 29, 2014 Segment Operating income: Electronics and EDVs (1.9)$ 3.1$ Transportation and industrial 14.6 17.0 Energy storage 12.7 20.1 Separations media 16.5 17.7 Corporate and other (9.0) (8.4) Segment operating income 20.2 29.4 Stock-based compensation 2.8 5.4 Non-recurring and other costs 1.5 1.6 Total operating inc me 15.9 22.4 Reconciling items: Interest expense, net 3.2 9.6 Foreign currency and other (10.5) 0.7 Integrated sale transactions expenses 3.0 - Income before income taxes 20.2$ 12.1$ Three Months Ended